UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    March 1, 2023
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
2023 Long Term Incentive Program

On March 1, 2023, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Benson Hill, Inc. (the “Company”) approved the Company’s 2023 Long-Term Incentive Program (the “2023 LTIP”), in which the Company’s named executive officers may participate. Under the 2023 LTIP, participants are eligible to be granted certain stock-based incentive awards, including time-vested restricted stock units and/or performance-vested restricted stock units. Any such stock-based awards will be issued pursuant to and subject to the terms of the Company’s stockholder-approved 2021 Omnibus Incentive Plan and an award agreement granted thereunder.

The number of restricted stock units a participating employee will be eligible to receive pursuant the 2023 LTIP will be determined based on a target percentage of the participating employee’s base pay and an individual performance factor. Restricted stock units granted under the 2023 LTIP will vest annually over a three-year period commencing on the vesting start date and, for some senior executives, the restricted stock units may vest upon the attainment of predetermined Company performance goals in addition to time vesting.

Pursuant to the 2023 LTIP, the Compensation Committee will retain broad authority to administer the 2023 LTIP and to exercise discretion in connection with awards and other determinations made thereunder.

The foregoing summary of the 2023 LTIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2023 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Benson Hill, Inc. 2023 Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Dean Freeman
Chief Financial Officer
Date: March 7, 2023